Exhibit 99.1

Diamond S Shipping Inc. Company Introduction December 2019 DSSI LISTED NYSE

2 Disclaimer and Forward - Looking Statements Matters discussed in this presentation may constitute forward-looking statements. Forward-looking statements include statemen ts concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions. Although management believes tha t these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and cont ing encies which are difficult or impossible to predict and are beyond the Company’s control, there can be no assurance that the Company wi ll achieve or accomplish these expectations, beliefs or projections. Some factors that, in the Company’s view, could cause actual results or conditions to differ materially from those discussed in the forward-looking statements include: the cyclicality of the tanker industry; changes in economic and competitive conditions af fec ting the Company’s business, including market fluctuations in charter rates; risks related to an oversupply of tanker vessels; changes in fuel prices, including as a result of the imposition of sulfur oxide emissions limits in 2020 under new regulations adopted by the IMO (fo r t hose vessels that are not retrofitted with scrubbers); decreases in the market values of tanker vessels; risks related to the management o f t he Company’s growth strategy, counterparty risks and customer relations with key customers; the Company’s ability to meet obligations unde r t ime charter agreements; dependence on third - party managers and a limited number of customers; the Company’s liquidity, level of indebtedness , operating expenses, capital expenditures and financing; the Company’s interest rate swap agreements and credit facilities; ri sk of loss, including potential liability from future litigation and potential costs due to environmental damage, vessel collisions and b usi ness interruption; risks related to war, terrorism and piracy; risks related to the acquisition, modification and operation of vessels; future s upp ly of, and demand for, refined products and crude oil, including relating to seasonality; risks related to the Company’s insurance, including a deq uacy of coverage and increased premium payments; risks related to tax rules applicable to the Company; the Company’s ability to clear the oil maj ors’ risk assessment processes; future refined product and crude oil prices and production; the carrying values of the Company’s vessel s a nd the potential for any asset impairments; the Company’s ability to maximize the use of its vessels, including the redeployment or dis position of vessels no longer under long - term time charter; the Company’s continued ability to enter into long - term, fixed - rate time charter s with its charterers and to re - charter its vessels as their existing charters expire at attractive rates; failure to realize the anticipat ed benefits of the recent merger including as a result of integrating the businesses; failure to maintain effective internal control over financ ial reporting; the Company’s ability to implement its business strategy and manage planned growth; and other risks and uncertainties disclosed i n t he Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”) under the Securities Exchange A ct of 1934. Please see the Company's filings with the SEC for a more complete discussion of certain of these and other risks and uncertai nti es. The Company undertakes no obligation, and specifically declines any obligation, except as required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Diamond S at a Glance (NYSE: DSSI) Note: 1. Vesselsvalue.com December 2019 2. Weighted by DWT and ownership for the calendar year 2019 Fleet Value Products Crude 50 16 Number of Vessels Products Crude Fleet Age Products Crude 6.9 yrs 10.5 yrs 8.7 yrs Average 20% 80% Fleet Employment Time Spot $mm 66 Vessels $1.6B Value Spot Focused INVESTMENT HIGHLIGHTS ….GEARED TO MARKET UPSIDE 14.6 23.7 29.2 47.5 43.8 71.2 0.99 1.97 2.96 0 1 2 3 4 5 6 7 0.0 20.0 40.0 60.0 80.0 100.0 1,000 5,000 EPS 2,000 10,000 EPS 3,000 15,000 EPS Crude Fleet Products Fleet Earnings per share impact If rates increase by below per day, net income is expected to increase by USD mm LARGE SCALE TANKER FLEET PROVIDES SEABORNE TRANSPORATION OF BOTH CRUDE & REFINED PRODUCTS 2 1 3 4 LOW CASH BREAK EVEN LEVELS SIGNIFICANT EXPOSURE TO SPOT MARKET MANAGEMENT TRACK RECORD OF RETURNING VALUE TO SHAREHOLDERS 1 2

Management Team with Strong Track Record

Craig H. Stevenson, Jr., CEO and Director of DSSI
Over 40 years of experience in the shipping industry
Founder of DSS LP, a predecessor to DSSI
Former CEO and Chairman of OMI Corporation ("OMI") 1998- 2007

Kevin M. Kilcullen, CFO
Former CFO of Team Tankers International Ltd (2016-2019) and Principal Maritime (2012-2015)
Jefferies Capital Partners, private equity investment 2001-2012

Michael G. Fogarty, SVP Commercial
Head of Commercial at predecessor company since 2011
Chartering Manager at Gemini Tankers 2004-2011
Chartering and operations positions at OMI 1993-2004

Sanjay Sukhrani, COO
COO at predecessor company since 2009
Former General Manager of Gemini tankers 2007-2009
Multiple positions within OMI Corporation 2001-2007

OMI CORPORATION UNDER CRAIG STEVENSON'S LEADERSHIP

- Achieved a 22% revenue CAGR and a 33% EBITDA CAGR and outperformed its peers by 150% from Aug 2001 to Mar 2007 (+200% including ultimate sale value)
- Executed a successful vessel acquisition and commercial strategy, growing the fleet from 20 to 37 vessels while reducing the average fleet age from 13 to 4 years of age.
- OMI was sold to Teekay and TORM in March 2007 for $2.1B, an 8.1x EBITDA multiple and at a ~120% Price to NAV valuation

SHARE PRICE AROUND SALE ANNOUNCEMENT



BEFORE
AFTER
OMI
302%
419%
Peers
149%
178%
(FRO,GMR,VLCC.F,NAT,TK,OSG)
Announcement of acquisition of OMI
600
500
400
300
200
100
-
Aug 2001
Aug 2002
Aug 2003
Aug 2004
Aug 2005
Aug 2006
Mar 2007

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Market Overview

6 Tanker Market Spot Rates Approximately 80% of the DSSI Fleet is exposed to the spot market SUEZMAX SPOT MARKET RATES $/DAY Source: Clarkson Research Rates surged in October 2019 demonstrating volatility potential. MR SPOT MARKET RATES $/DAY Products markets typically follow on a lag with less volatility. USD per day earnings Source: Clarkson Research 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Jan Mar May Jul Sep Nov 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Jan Mar May Jul Sep Nov 2019 10 YR RANGE 2019 10 YR RANGE USD per day earnings DSSI Sensitivity to potential crude spot earnings: DSSI Sensitivity to potential MR spot earnings: RATE INCREASE $ PER DAY EARNINGS INCREASE $MM EPS INCREASE $ PER SHARE $5,000 23.7 $0.61 $10,000 47.5 $1.22 $15,000 71.2 $1.83 Increases in earnings and eps are hypothetical. RATE INCREASE $ PER DAY EARNINGS INCREASE $MM EPS INCREASE $ PER SHARE $1,000 14.6 $0.38 $2,000 29.2 $1.75 $3,000 43.8 $1.13

7 - 25,000 50,000 75,000 100,000 125,000 25 30 35 40 45 50 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Current Market 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 Jan Feb Mar Apr May Jun Jul Aug Sept Oct IEA EIA OPEC mmbpd Tailwinds for tankers despite mixed signals in oil markets Agencies have cut oil demand forecasts during 2019 Other factors include: » Continued backwardation of oil prices limit arbitrage opportunities » Inventories at 60.9 days forward demand near 10 year averages » OPEC+ has continued limits on production quantities » Higher than average refinery maintenance has impacted product seaborne transportation BEARISH FACTORS IN THE OIL MARKETS Source: Bloomberg, Oct 2019 Oil demand growth expected below 1mmbpd in 2019 BULLISH FACTORS IN THE TANKER MARKETS Delays in scrubber retrofits absorbing tonnage Other factors include: » Crude and product tanker orderbooks at historically low levels » Geopolitical factors demonstrated impact on tanker supply » Potential for reemergence of arbitrage opportunities » Imminent IMO 2020 compliance expected to create inefficiency of tanker supply Average days in shipyards increasing (LH) vs. daily Suezmax spot earnings (RH) Source: Braemar ACM, Oct 2019 Retrofits for Afra /LR2 and larger Scrubber retrofit days in yard (LH) Opportunity cost: Avg daily Suezmax earnings in month (RH)

8 Market Fundamentals Regional oil supply and demand growth likely creating further need for tankers. Europe: 0.7 mbpd surplus Americas 4.8 mbpd surplus FSU 0.6 mbpd deficit Middle East 0.3 mbpd deficit Africa 0.4 mbpd deficit Other Asia 2.8 mbpd deficit China 2.1 mbpd deficit Source Fearnleys Research May - 19 World capacity additions/product flows 2020 EAST OF SUEZ WEST OF SUEZ 0.4 0.1 0.2 0.3 (0.4) 1.8 0.9 (3.2) Americas Africa Europe Russia 1.3 1.6 (4.3) 5.1 Middle East Asia Pacific GROWTH IN OIL PRODUCTION DISTANCED FROM DEMAND REGIONS REFINING CAPACITY ADDITION MOSTLY BUILDING FOR EXPORT (MMBPD) Source OPEC

9 Tanker Fundamentals Daily earnings expected to increase based on limited tanker supply growth and rising demand growth. CRUDE TANKER DEMAND GROWTH SUEZMAX FLEET PROFILE PRODUCT TANKER DEMAND GROWTH MR FLEET PROFILE 26% 31% 20% 18% 5% 9% 0-4 5-9 10-14 15-19 20+ On Order 25% 24% 33% 12% 6% 8% 0-4 5-9 10-14 15-19 20+ On Order On order On order Basis: 565 vessels Basis: 1,570 vessels 6.5% 4.3% - 3.3% 4.9% 2.0% 5.0% -4% -2% 0% 2% 4% 6% 8% 10% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 6.4% 1.2% 7.5% 2.5% 6.0% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: Clarkson Research Oct - 19 YOY Growth by DWT YOY Growth by DWT

10 62 45 55 65 75 85 Jan Apr Jul Oct Suezmax Asset Values 72 40 50 60 70 80 90 Jan Apr Jul Oct 36 10 20 30 40 50 60 Jan Apr Jul Oct 53 30 40 50 60 70 80 Jan Apr Jul Oct NEWBUILD RESALE 5 YR OLD 2019 2019 2019 10yr range 10yr range 10yr range 2019 10yr range Values in the Crude Fleet have ticked up, but compared to the 10 - year range, more value could potentially be unlocked. Source: Clarkson Research Dec - 19 10 YR OLD 64.3 71.0 51.0 35.4 22.1 13.3 64.3 64.3 52.7 41.2 29.7 18.1 5 15 25 35 45 55 65 75 NB Resale 5 yrs 10 yrs 15 yrs 20 yrs ASSET VALUES ACROSS THE FLEET $mm NEWBUILD PARITY $ mm Asset values have improved across all ages. Older vessels have room to move despite newbuilding prices. Discount to Depreciation 15% Source: Vessels Value 12/9/19 St. Line Depreciation Current Values

11 36.5 40.4 29.9 19.0 11.4 6.9 36.5 36.5 29.9 23.4 16.9 10.3 5 11 17 23 29 35 41 NB Resale 5 yrs 10 yrs 15 yrs 20 yrs 36 25 30 35 40 45 50 Jan Apr Jul Oct 19 10 14 18 22 26 30 Jan Apr Jul Oct 30 15 20 25 30 35 40 Jan Apr Jul Oct 39 25 30 35 40 45 50 Jan Apr Jul Oct MR Asset Values NEWBUILD RESALE 5 YR OLD 2019 2019 2019 10yr range 10yr range 10yr range 2019 10yr range DSSI Product Fleet is in the sweet spot for potential asset appreciation. Source: Clarkson Research Oct - 19 10 YR OLD ASSET VALUES ACROSS THE FLEET $mm NEWBUILD PARITY $ mm Product tanker values generally flat. Older vessel values with room to run upwards. Discount to Depreciation 21% Source: Vessels Value 10/21/19 St. Line Depreciation Current Values

12 7% 8% 7% 9% 6% 3% 6% 5% 5% 5% 6% 3% 6% 4% 4% 3% 5% 3% 6% 4% 4% 3% 3% 3% 5% 4% 3% 3% 3% 2% 5% 3% 3% 3% 3% 2% 4% 3% 3% 3% 3% 2% 3% 3% 3% 3% 2% 2% 2% 3% 2% 2% 2% 2% 2% 2% 2% 2% 2% 1% 46% 38% 37% 37% 36% 22% VLCC SUEZ AFRA LR2 PAN/LR1 MR/Handy Highly Fragmented Market 355 217 243 166 448 779 565 662 458 2,009 VLCC SUEZ AFRA PAN/LR1 MR/Handy Source: Clarksons Research, Aug 2019 779 565 662 373 458 2009 VLCC SUEZ Afra LR2 PAN/LR1 MR/Handy U.S. PUBLICLY LISTED VESSEL OWNER/OPERATORS TOP 10 OWNERS INDIVIDUAL BY SHIP COUNT TOP 10 OWNERSHIP SHARE BY SHIP COUNT TOTAL FLEET OWNERSHIP ACROSS ALL TANKERS No. vessels in fleet No. vessels U.S. Publicly Listed (owner/operator) 15% % Approximate percent of U.S. Publicly Listed to fleet 16% 18% 20% 12% 12% No. vessels owned by top 10 owners No. vessels in fleet ### No individual owner has 10% market share in any tanker class. Others 352.37 m dwt Next 11 - 20 79.15 m dwt Top 10 142.78 m dwt The top multi - class shipowners consist of less than 25% of the global fleet. Substantial opportunity for growth based on current tanker market landscape

Financial Overview

Strong Balance Sheet

CONDENSED BALANCE SHEET *AS Sept 30, 2019*

Assets	$mm	Liabilities & Equity	$mm
Cash and cash equivalents	$75.6	Current portion of debt	$122.9
Other current assets	98.1	Other current liabilities	55.0
Current assets	**173.7**	**Current liabilities**	**177.9**
Restricted cash	5.5	Long-term debt	760.8
Vessels, net	1,890.4	Derivative & other LT liabs	2.0
Deferred drydocking	37.1	Equity	1,142.5
Other noncurrent	10.7	Noncontrolling interest	34.2
Total Assets	**2,117.4**	**Total Liabilities & Equity**	**2,117.4**

CASH & LIQUIDITY *$mm*



$81.1
$5.5
$31.1
Excess Cash
$55.5
Bank required minimum cash
CASH & RESTRICTED CASH
UNDRAWN REVOLVING CREDIT CAPACITY
LIQUIDITY

DEBT SCHEDULE

Name	# Collateral Vessels	Outstanding 9/30 *$mm*	Margin	Quarterly Repayment *$mm*	Maturity Date
235mm Facility	8	$180.2	275 bps	$4.2	2021
75mm Facility	2	58.1	220 bps	1.3	2023
66mm Facility [1]	2	52.9	325 bps	1.1	2021
460mm Facility	26	262.2	280 bps	10.4	2021
360mm Facility	28	341.3	265 bps	13.8	2024
Deferred Fees		(11.1)			
Total	**66**	**$883.7**		**$30.7**	

OTHER STATISTICS

NET DEBT TO VALUE[2]



48%

2019 DAILY CASH BREAKEVENS[3]



18,000
13,000
Crude
Product

Note: Data as of September 30, 2019 except cash break even – see note 3.
1. *This facility relates to a joint venture, in which Diamond S is a 51% owner.*
2. *Loan-to-value is based on brokers in conjunction with debt compliance.*
3. *Cash breakeven is an average estimate in 2019 and includes daily vessel expenses, general & administrative expenses and debt service.*
4. *Debt service costs are based on forward LIBOR curve and mandatory repayments on existing debt.*

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15 Capital Expenditure Program BWTS to be installed in 2019/2020 Already completed in 2019 mm estimated range of costs 12 9 $1.1 - 1.3 All secured by equipment contracts BALLAST WATER TREATMENT PROGRAM Planned DD for 2019 Completed thru Q3 2019 Planned DD in 2020 10 5 9 DRYDOCKING 4.5 4.0 3.7 1.5 3.3 3.3 3.3 1.1 0.7 6.6 7.8 8.0 13.6 2.6 Q1 2019 Q2 2019 Q3 2019 Q4 2019 DD BWTS/Other Scrubber 2019 CAPEX SCHEDULE $mm Scrubber installations planned Scrubber installations in Q3 2019 mm expected average cost per scrubber 5 $3.25 2 SCRUBBER PROGRAM 14 8 18 28 11 2 8 22 7 10 32 20 26 50 2019 2020 2021 2022 DD BWTS/Other Scrubber 2019 - 2023 CAPEX SCHEDULE $mm

16 Appendix

17 2020 Guidance for Investors The objective of DSSI guidance is to assist in modeling the Company’s future performance including TCE rates and the impact o f macroeconomic conditions 2020 GUIDANCE Line Item Amounts Operating Expense » $7,500/day Crude Fleet » $7,000/day Products Fleet Depreciation Expense » $100mm - $110mm per year Drydock Amortization » $3mm per quarter G&A Expenses » Cash G&A $1,100/day » $3 - 5mm in est. stock compensation Off - Hire Time » 5 Dry Docks, 30 - 40 days each » 3 Scrubbers, 50 - 60 days each Management agreements with CSM » 1.25% commission on freight for 25 vessels » Fees for technical management and other services are included in OPEX » $2mm commercial advisory service included in cash G&A guidance

Fleet List

CRUDE FLEET

Aframax

	Vessel Name	Built	DWT
1	Aristaios	2017	113,689

Suezmax

	Vessel Name	Built	DWT
2	Miltiadis M II	2006	162,397
3	Aias	2008	150,393
4	Amoureux	2008	149,993
5	Brazos	2012	158,537
6	Colorado	2012	158,615
7	Frio	2012	159,000
8	Pecos	2012	158,465
9	Red	2012	159,068
10	Rio Grande	2012	159,056
11	Sabine	2012	158,493
12	San Saba	2012	159,018
13	Loire	2016	157,463
14	Namsen	2016	157,543
15	San Jacinto	2016	158,658
16	Trinity	2016	158,734

PRODUCT FLEET

MR

	Vessel Name	Built	DWT
17	Assos	2006	47,872
18	Akeraios	2007	47,781
19	Anemos I	2007	47,782
20	Apostolos	2007	47,782
21	Atlantic Breeze	2007	49,999
22	Atlantic Frontier	2007	49,999
23	Atrotos	2007	47,786
24	Avax	2007	47,834
25	Axios	2007	47,872
26	Citron	2007	49,999
27	Alexandros II	2008	51,258
28	Alpine Madeleine	2008	49,999
29	Alpine Mathilde	2008	49,999
30	Alpine Mia	2008	49,999
31	Aris II	2008	51,218
32	Aristotelis II	2008	51,226
33	Atlantic Gemini	2008	49,999
34	Atlantic Grace	2008	49,999
35	Atlantic Lily	2008	49,999
36	Atlantic Olive	2008	49,999
37	Atlantic Rose	2008	49,999
38	Atlantic Star	2008	49,999
39	Atlantic Titan	2008	49,999
40	Citrus	2008	49,995
41	High Jupiter	2008	51,603
42	High Mars	2008	51,542
43	High Mercury	2008	51,501
44	High Saturn	2008	51,527
45	Adriatic Wave	2009	51,549
46	Aegean Wave	2009	51,510
47	Alpine Moment	2009	49,999
48	Alpine Mystery	2009	49,999

MR (cont'd)

	Vessel Name	Built	DWT
49	Atlantic Mirage	2009	51,476
50	Atlantic Muse	2009	51,498
51	Atlantic Pisces	2009	49,999
52	Atlantic Polaris	2009	49,999
53	Ayrton II	2009	51,260
54	Pacific Jewel	2009	48,012
55	Alpine Maya	2010	51,501
56	Alpine Melina	2010	51,483
57	Active	2015	50,136
58	Amadeus	2015	50,108
59	Amor	2015	49,999
60	Anikitos	2016	50,082

Handysize

	Vessel Name	Built	DWT
61	Agisilaos	2006	36,760
62	Aktoras	2006	36,759
63	Alkiviadis	2006	36,721
64	Arionas	2006	36,725
65	Atlantas II	2006	36,760
66	Aiolos	2007	36,725

A complete listing of the DSSI fleet can be found at www.diamondsshipping.com.

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